Exhibit 99.3

2019 Second Quarter Results Investor Call August 1, 2019

Safe Harbor Statement 1 All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussions also include a non-GAAP financial measure referencing 2019 earnings and EPS excluding the impairment charge for the NPT project. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain 2019 results without including the impact of the NPT impairment charge. Management believes the NPT impairment charge is not indicative of Eversource Energy’s ongoing performance. Due to the nature and significance of the impairment charge on net income attributable to common shareholders, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy’s consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy’s operating performance. This presentation includes statements concerning Eversource Energy’s expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as “estimate,” “expect,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “should,” “could” and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our transmission and distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology related to our current or future business model; increased conservation measures of customers and development of alternative energy sources; contamination of, or disruption in, our water supplies; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy’s reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on Eversource Energy’s website at www.eversource.com and on the SEC’s website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy’s actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, except as required by federal securities laws, and Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

2 2Q 2019 2Q 2018 2Q Change 1H 2019 1H 2018 1H Change $0.33 $0.32 $0.01 $0.71 $0.65 $0.06 0.37 0.35 0.02 0.74 0.69 0.05 0.00 0.02 (0.02) 0.23 0.20 0.03 0.02 0.02 0.00 0.03 0.03 0.00 0.02 0.05 (0.03) 0.00 0.04 (0.04) 0.74 0.76 (0.02) 1.71 1.61 0.10 (0.64) 0.00 (0.64) (0.64) 0.00 (0.64) $0.10 $0.76 $(0.66) $1.07 $1.61 $(0.54) Electric Distribution Electric Transmission Ex. NPT Impairment (Non-GAAP) Natural Gas Distribution Parent & Other Water Distribution Second Quarter and First Half 2019 EPS Results EPS, Ex. NPT Impairment (Non-GAAP) NPT Impairment Reported EPS (GAAP)

3 Development of Eversource Battery Storage Projects Across All Three States NH MA CT Westmoreland, NH 1.7 MW / 7.1 MWh Reliability and resiliency on rural circuit Peak shaving Defer construction of distribution line Currently before the NHPUC Outer Cape, MA 25 MW / 38 MWh - $40M Reliability and resiliency improvements Defer construction of distribution line in environmentally sensitive area Cost recovery pre-authorized by MA DPU and currently in development Martha’s Vineyard, MA 4.9 MW / 20 MWh - $15M Reduce reliance on diesel generators Distributed Energy Resources Integration Peak Shaving Cost recovery pre-authorized by MA DPU and currently in development Connecticut Projects to be proposed Poised to propose projects pending PURA guidance Recent CT legislation specifically enables utility storage investment

2019 Financing Activity 4 $1.3 billion of equity closed in June. Two-thirds of nearly 18 million shares subject to one-year forward sale arrangement Approximately 750,000 treasury shares issued through 7/31/19 to fund dividend reinvestment, 401(k) match, and employee incentive plans In April, CL&P issued $300 million of 4.00 percent bonds due in 2048 Proceeds used to repay $250 million, 5.5 percent February 1, 2019 maturity In May, NSTAR Electric issued $400 million of 3.25 percent senior unsecured debentures due in 2029 First “green bonds” issued by an Eversource company In June, PSNH issued $300 million of 3.60 percent bonds due in 2049 Proceeds to repay $150 million of 4.50 percent bonds due December 1, 2019 In July, NSTAR Gas closed on $75 million of 3.74 percent bonds due in 2049 Equity Long-Term Debt

South Fork Wind Revolution Wind Sunrise Wind Size 130 MW 704 MW 880 MW Construction Operation Plan Filing with BOEM Already filed Late 2019/Early 2020 2020 Construction to Begin 2021 2021 2022 Commercial Operation End of 2022 2023 2024 5 Expected Timeline for Major Eversource-Ørsted Projects

Status of Offshore Wind RFPs Massachusetts: 1,600 MW authorized by legislation in 2016 6 Second solicitation for 400-800 MW issued in May; bids currently due in August; awards in November Legislature has instructed the DOER to evaluate raising total authorization to 3,200 MW Report recommends moving ahead with soliciting another 1,600 MW through 2024 Connecticut: 200 MW contract with Revolution Wind approved by PURA in 2018; PURA approval of another 104 MW contract expected in 2019 Eversource-Ørsted 50-50 partners on all 304 MW Legislation authorizing another 2,000 MW signed by Gov. Lamont in June Initial RFP in August with bids in September; awards in November Rhode Island: 400 MW contract with Revolution Wind approved by RIPUC in June New York: NY State Energy Research & Development Authority awarded 880 MW to Sunrise Wind on July 18 Eversource-Ørsted 50-50 partners with Con Ed, NYPA potentially partnering on transmission. Project expected to be in service in 2024 NY has authorized procurement of 9,000 MW by 2035; 1,696 MW awarded to date South Fork (also Eversource-Ørsted 50-50 partnership) has a separate agreement with LIPA for an expected 130 MW Eversource-Ørsted 50-50 partners on all 400 MW Committed through the PPA to invest up to $40 million in RI port upgrades